                                                              EXHIBIT 99.906CERT

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    ------------------------------------------------------------------------

     In connection with the shareholder report of American Century Variable
Portfolios II, Inc. (the "Registrant") on Form N-CSR for the period ending June
30, 2007 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 15, 2007

                                            /s/ Jonathan S. Thomas
                                            ------------------------------------
                                            Jonathan S. Thomas
                                            President
                                            (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)